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                                                                    EXHIBIT 10.4




                              STOCKHOLDER AGREEMENT



                  This STOCKHOLDER AGREEMENT (this "Agreement"), dated as of July 23, 1996, is among (a) MICROWAVE COMPONENT ENTERPRISES, INC., a Michigan corporation (the "Company"), (b) RONALD D. BROOKS ("RDB"), (c) KURT W. BROWN ("KWB"), (d) JOHN K. CANNON ("JKC"), (e) ANDREW CATALANO ("AC"), (f) JAMES S. CHAPMAN ("JSC"), (g) JIMMY F. DHOLOO ("JFD"), (h) MICHAEL J. ENDRES ("MJE"), (i) DAVID FREEMAN ("DF"), (j) GEORGE HADDAD ("GH"), (k) HECTOR J. HOFFMAISTER ("HJH"), (l) HENRY F. JACQUES ("HFJ"), (m) WILLIAM KNILL ("WK"), (n) FRANK W. MacLEAN ("FWM"), (o) EDWARD J. McCABE ("EJM"), (p) DAVID R. MEUSE ("DRM"), (q) GEOFFREY D. SMITH ("GDS"), (r) JOHN L. SMUCKER ("JLS"), (s) TIMOTHY E. SOLOMON ("TES"), (t) COLLEEN M. SPENCER ("CMS"), (u) GERARD H. SPENCER ("GHS"), (v) ROBERT L. STEPHENS ("RLS"), (w) STEVEN J. VOLKER ("SJV"), (x) JAMES H. WOLFE ("JHW"), (y) RICHEY J. WYATT ("RJW"), (z) AL BAUER ("AB"), (aa) TOM BRAVIAK ("TB"), (bb) ROBERT HARTWIG ("RH"), (cc) RAY KAMINSKY ("RK"), (dd) MIKE MASTERSON ("MM"), (ee) JIM PELRIN ("JP"), (ff) JOEL ROSENSTEIN ("JR"), (gg) CARL SCHRAUFNAGL ("CS"), (hh) LARRY SILVERMAN ("LS"), (ii) MICHAEL SNYDER ("MS" and, together with the Persons named in clauses (b) through (hh) of this preamble, the "Investors"), (jj) HANIFEN IMHOFF MEZZANINE FUND, L.P. ("HI"), (kk) NATIONAL CITY CAPITAL CORPORATION ("NCCC") and (ll) each other Person who becomes a party to this Agreement, subject to the conditions set forth herein, by executing an Instrument of Accession ("Instrument of Accession") in the form of Schedule 1 hereto.

                  WHEREAS, the parties hereto wish to set forth their relative rights with regard to the transfer and issuance of the Company's securities, the election of the Company's Board of Directors and certain other matters concerning the Company's capital stock;

                  NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                  ss.1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

                  Affiliate. Affiliate shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include
(a) any Person who is a director or beneficial holder of at least ten percent (10%) of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person, (b) any Person of which such Stockholder or an Affiliate (as defined in clause (a) above) of such Stockholder directly or indirectly, either beneficially owns at least ten percent (10%) of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) or constitutes at least a ten percent (10%) equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of such Stockholder is a partner, director, officer or executive employee, and (d) in the case of a specified Person who is an individual, Family Members of such Person.
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                  Approved Sale.  See Section 3.1.

                  Charter. Charter shall mean the Company's Articles of Incorporation and all amendments thereto.

                  Closing. Closing shall have the meaning set forth in the Investor Purchase Agreement.

                  Common Stock. Common Stock shall mean (a) the Company's Common Stock, without par value per share (the "Common Stock") and (b) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company,
(ii) not subject to redemption pursuant to the terms thereof or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

                  Company. See preamble.

                  Family Members. Family Members shall mean, with respect to any individual, any Related Person or Family Trust of such individual.

                  Family Trust. Family Trust shall mean, with respect to any individual, any trust created for the benefit of one or more of such individual's Related Persons and controlled by such individual.

                  HI.  See preamble.

                  HI Securities. HI Securities shall mean (a) the HI Warrants,
(b) the HI Warrant Shares, (c) all other shares of the Company's capital stock purchased by or issued from time to time to HI, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. HI Securities will continue to be HI Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of HI Securities hereunder, provided that shares of HI Securities will cease to be HI Securities when transferred (i) to the Company or
(ii) pursuant to a Public Sale.

                  HI Stockholders. HI Stockholders shall mean HI for so long as such Person holds HI Securities and any other Person to whom HI Securities are transferred in accordance with Section 2 for so long as such Person holds any HI Securities.

                  HI Warrant Shares. HI Warrant Shares shall mean all shares of Common Stock issued or issuable upon exercise of the HI Warrants in accordance with their terms.


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                  HI Warrants. HI Warrants shall mean the warrant of the Company for the purchase of 10,340.28 shares of Common Stock issued to HI pursuant to the Purchase Agreement as in effect on the date hereof and any warrants issued upon transfer, exchange or replacement thereof.

                  Instrument of Accession.  See preamble.

                  Investor Purchase Agreement. Investor Purchase Agreement shall mean the Subscription Agreement, dated as of the date hereof, among RDB, MJE, DRM, JLS and the Company, as amended and in effect from time to time.

                  Majority Investor Holders. Majority Investor Holders shall mean the holder or holders at the time of determination of fifty-one percent (51%) or more of the number of the then issued and outstanding shares of Common Stock included in the Other Securities.

                  Management Agreements. Management Agreements means the Management Agreements dated as of the date hereof between the Company and Inmet Corporation, Weinschel Corporation and KDI/Triangle Corporation, respectively.

                  Management Stockholders. Management Stockholders means, collectively, RDB, JSC, MJE, DRM, and JLS.

                  NCCC.  See preamble.

                  NCCC Securities. NCCC Securities shall mean (a) the NCCC Warrants, (b) the NCCC Warrant Shares, (c) all other shares of the Company's capital stock purchased by or issued from time to time to NCCC, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. NCCC Securities will continue to be NCCC Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of NCCC Securities hereunder, provided that shares of NCCC Securities will cease to be NCCC Securities when transferred (i) to the Company or (ii) pursuant to a Public Sale.

                  NCCC Stockholders. NCCC Stockholders shall mean NCCC for so long as such Person holds NCCC Securities and any other Person to whom NCCC Securities are transferred for so long as such Person holds any NCCC Securities.

                  NCCC Warrant Shares. NCCC Warrant Shares shall mean all shares of Common Stock issued or issuable upon exercise of the NCCC Warrants in accordance with their terms.

                  NCCC Warrants. NCCC Warrants shall mean the warrant of the Company for the purchase of 18,382.72 shares of Common Stock issued to NCCC pursuant to the Purchase Agreement as in effect on the date hereof and any warrants issued upon transfer, exchange or

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replacement thereof.

                  Other Securities. Other Securities shall mean (a) the shares of Common Stock issued to RDB, MJE, DRM and JLS pursuant to the Investor Purchase Agreement, (b) all other shares of the Company's capital stock purchased by or issued from time to time to any of the Investors, (c) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder, provided that shares of Other Securities will cease to be Other Securities when transferred (i) to the Company, (ii) to a HI Stockholder or an NCCC Stockholder or (iii) pursuant to a Public Sale.

                  Other Stockholders. Other Stockholders shall mean the Investors for so long as such Persons hold Other Securities and any other Person to whom Other Securities are transferred for so long as such Person holds any Other Securities.

                  Other Stockholder Agreements. Other Stockholder Agreements shall mean (i) the Amended and Restated Shareholders' Agreement dated November 28, 1995 among the Company, Inmet Corporation ("Inmet"), RDB, JSC, MJE, DRM and JLS, (ii) the Amended and Restated Shareholders' Agreement, dated November 28, 1995, among the Company, Inmet, AC (individually and for his IRA), DF, HFJ (individually and for his IRA), EJM, TES, CMS and SJV, (iii) the Shareholders' Agreement, dated November 30, 1995, among the Company, KWB, JKC, AC, JFD, GH, HJH, HFJ, WK, FWM, EJM, GDS, TES, CMS, GHS, RLS, SJV, JHW and RJW, and (iv) the Shareholders' Agreement, dated July 23, 1996, among the Company, AB, TB, RH, RK, MM, JP, JR, CS, LS, MS, RDB, JKC, AC, JSC, MJE, DF, GH, HFJ, DRM, JLS, TES, CMS, GHS, and JHW, all as in effect on the date hereof and with such amendments thereto after the date hereof as may be approved in writing by the HI Stockholders and the NCCC Stockholders.

                  Permitted Transferee. Permitted Transferee shall have the meaning set forth in the Other Stockholder Agreements.

                  Person. Person shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

                  Personal Representative. Personal Representative shall mean the successor or legal representative (including, without limitation, a guardian, executor, administrator or conservator) of a dead or incompetent Stockholder.

                  Preferred Stock. Preferred Stock shall mean the 4,000 shares of the Company's Series A Preferred Stock, $1,000 liquidation value per share.
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                  Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a Public Offering or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

                  Public Offering. Public Offering shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock.

                  Purchase Agreement. Purchase Agreement shall mean the Note, Warrant and Preferred Stock Purchase Agreement dated as of the date hereof among the Company, HI and NCCC, as amended and in effect from time to time.

                  Qualified Public Offering. Qualified Public Offering shall mean a Public Offering resulting on the date of closing in net proceeds to the Company and selling security holders of an amount not less than $20,000,000, which offering is managed by an independent investment banking firm that (i) is nationally or regionally recognized, and (ii) has a net worth, determined in accordance with generally accepted accounting principles, of at least $25,000,000.

                  Related Persons. Related Persons shall mean, with respect to any individual, such individual's parents, spouse, children and grandchildren.

                  Securities. Securities shall mean the HI Securities, the NCCC Securities and the Other Securities.

                  Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

                  Small Business Act. Small Business Act shall mean the Small Business Investment Act of 1958, as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, all as the same shall be in effect from time to time.

                  Subsidiary. Subsidiary shall mean, with respect to the Company, any corporation a majority (by number of votes) of the outstanding shares of any class or classes of which shall at the time be owned by the Company or by a Subsidiary of the Company, if the holders of the shares of such class or classes (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

                  Stockholders. Stockholders shall mean, collectively, the HI Stockholders, the NCCC Stockholders and the Other Stockholders.

                  Third Party. Third Party shall mean any Person that is not a party to this Agreement.

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                  Transfer. See Section 2.1.

                  Transfer Notice. See Section 2.2.

                  ss.2. RESTRICTIONS ON TRANSFER OF SECURITIES.

                  2.1. Transfer: No Stockholder may sell, assign, pledge or otherwise transfer (a "Transfer") any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except:

                  (a) in the case of any NCCC Stockholder or any HI Stockholder
(i) to any Person other than an Affiliate, if that Person is a bank, an insurance company, an investment company, a saving and loan association, a mezzanine investment fund or other financial institution or to any other Person (other than a competitor of the Company or any Subsidiary thereof) with the consent of the Company, which consent will not be unreasonably withheld, to the extent permitted by Section 2.2, or (ii) to an Affiliate thereof (other than a Person who is an individual).

                  (b) in the case of any Other Stockholder, to the extent permitted in accordance with the Other Stockholder Agreements, provided, however, that each NCCC Stockholder and HI Stockholder shall have the right, but not the obligation, subject to the price and other terms described in the Other Stockholder Agreements to purchase any Offered Shares (as defined in the Other Stockholder Agreements) as if the NCCC Stockholders and HI Stockholders were holders of Common Stock and parties thereto, and shall be deemed to own that number of Common Shares (i) issued to such NCCC Stockholder or HI Stockholder, and (ii) issuable upon exercise of any NCCC Warrants or HI Warrants held by such NCCC Stockholder or HI Stockholder, respectively; and provided, further that in no event shall shares be Transferred to a Third Party without the prior written consent of the NCCC Stockholders and the HI Stockholders; or

                  (c) pursuant to a Public Sale or an Approved Sale or to the Company;

provided that (x) the restrictions contained in this Section 2 will continue to be applicable to the Securities after any Transfer pursuant to clauses (a) and
(b) above, and (y) the transferee of such Securities pursuant to clause (x) above shall either be a party hereto or shall have executed and delivered to the Company an Instrument of Accession.

                  2.2. Right of First Offer. If any NCCC Stockholder or any HI Stockholder desires to sell any interest in any Securities to any Person other than an Affiliate (other than a Person who is an individual), then such holder must first notify the Company of such proposed sale (the "Transfer Notice"), offering the Company the right to purchase such Securities and stating the aggregate purchase price for which such Securities are being offered and any other terms of the offer. For 30 days following delivery of the Transfer Notice, the Company shall have the right to elect to purchase such Securities, at the price and on other terms stated in the


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Transfer Notice. If the Company desires to make such purchase, the Company shall notify such NCCC Stockholder or such HI Stockholder, as the case may be, within such 30-day period. Any such purchase shall occur within 60 days after delivery of the applicable Transfer Notice. If the Company elects not to purchase such Securities, or fails to make an affirmative election within such 30-day period, such NCCC Stockholder or such HI Stockholder, as the case may be, shall thereafter by free to sell such Securities to any other Person so long as (a) the purchase price is equal to or greater than the purchase price set forth in the Transfer Notice, (b) the terms of the sale are not materially more favorable to the purchaser thereof than the terms set forth in the Transfer Notice, and
(c) the purchase occurs within 180 days after the delivery of the applicable Transfer Notice.

                  2.3. Right of Co-Sale. In the event that the Management Stockholders (together with their Affiliates) desire to Transfer, either individually or in the aggregate and whether in a single transaction or a series of related transactions, ten percent (10%) or more of the shares of Common Stock which the Management Stockholders collectively own (other than to any Affiliates or Permitted Transferee of such Management Stockholders that agree to be bound by the terms of this Agreement) (the Management Stockholders participating in such Transfer, the "Transferring Stockholders"), the Transferring Stockholders shall notify each of the NCCC Stockholders and the HI Stockholders, in writing, of such Transfer and its terms and conditions. Within fifteen (15) days of receipt of such notice, each of the NCCC Stockholders and the HI Stockholders shall notify the Transferring Stockholders if such Person elects to participate in such Transfer. Each such NCCC Stockholder and HI Stockholder that so notifies the Transferring Stockholders shall have the right to sell, at the same price the number of shares of Common Stock the third party actually proposed to purchase multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock issued and owned by such NCCC Stockholder or HI Stockholder and the denominator of which shall be the aggregate number of shares of Common Stock issued and owned by the Transferring Stockholders and each of the NCCC Stockholders and HI Stockholders exercising his or its rights under this Section 2.3. If an NCCC Stockholder or HI Stockholder so elects to have his or its shares sold together with the Transferring Stockholders' shares, then it shall be a condition to the consummation of the sale by the Transferring Stockholders to such third party that such shares of such NCCC Stockholder or HI Stockholder be sold simultaneously with those of the Transferring Stockholders. The rights under this Section 2.3 shall terminate when the Management Stockholders own five percent (5%) or less of the outstanding Common Stock.

                  2.4 Transfers of Securities in Breach of this Agreement In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), (c) the voting rights of such Securities, if any, shall terminate, and
(d) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.



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                  2.5. Classes of Securities. Notwithstanding anything herein to the contrary, for purposes of this Section 2, all classes of Common Stock shall be treated as a single class and the Common Stock and the Preferred Stock shall be treated as separate classes.

                  ss.3. SALE OF THE COMPANY.

                  3.1. Approved Sale. In the event the sale of the Company (whether by merger, consolidation, sale of all or substantially all of the Company's assets or sale of all or substantially all of the outstanding shares of Common Stock) is approved by the Company's Board of Directors and consented to by the HI Stockholders and the NCCC Stockholders (an "Approved Sale"), each Stockholder hereby waives, to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale and hereby agrees to consent to and raise no objections against such Approved Sale; provided that such sale is not to an Affiliate of any other Stockholder. If the NCCC Stockholders or the HI Stockholders do not consent to any such proposed sale, the Company, at the Company's expense, may retain the services of an independent investment banking firm that (i) is nationally or regionally recognized, (ii) is one of three investment banking firms approved by the HI Stockholders and the NCCC Stockholders, (iii) is not an Affiliate of the HI Stockholders and the NCCC Stockholders, and (iv) has a net worth, determined in accordance with generally accepted accounting principles, of at least $25,000,000, to appraise the fairness of such proposed sale. If that independent investment banking firm executes and delivers to the NCCC Stockholders and the HI Stockholders a fairness opinion, in form and substance satisfactory to the NCCC Stockholders and the HI Stockholders, stating that the price and other terms of such proposed sale are fair, then such proposed sale shall be deemed an Approved Sale.

                  3.2. Obligation of Stockholders. The Company and the Stockholders hereby agree to cooperate fully in any Approved Sale and not to take any action prejudicial to or inconsistent with such Approved Sale. Without limiting the generality of the foregoing, each Stockholder hereby agrees to (i) vote such Stockholder's Securities to approve the terms of any such Approved Sale and such matters ancillary thereto as may be necessary in the judgment of the Board of Directors of the Company to effect such Approved Sale, (ii) waive any appraisal rights that such Stockholder would have with respect to such Approved Sale, (iii) in an Approved Sale structured as a sale of stock, sell all of such Stockholder's Securities on the terms and conditions approved by the Board of Directors of the Company and (iv) upon request, deliver such Stockholder's Securities (together with executed instruments of transfer) in escrow (pending receipt of the purchase price therefor) to counsel for the Company in such sale.

                  3.3. Received Consideration. The obligations of the Stockholders with respect to any Approved Sale are subject to the satisfaction of the condition that upon the consummation of such sale, all of the sellers of Common Stock and Preferred Stock, respectively, will receive the same form and amount of consideration per share of Common Stock and Preferred Stock, as applicable, or if any such sellers are given an option as to the form and amount of consideration to be received per share of Common Stock or Preferred Stock, all holders of Common Stock and Preferred Stock, as applicable, will be given the same option and all of the sellers of Securities exercisable for Common Stock and Preferred Stock will receive the same form and amount of




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consideration and the same options as to form and amount of consideration, referred to above, in each case per share of Common Stock and Preferred Stock, as the case may be, less the exercise price per share of Common Stock or Preferred Stock, as the case may be. It shall be a condition to any Approved Sale structured as a stock sale that the purchaser with respect to such transaction contemporaneously purchase or cause to be redeemed all of the outstanding Preferred Stock for a price per share equal to the Liquidation Value (as defined in the Charter), plus all accrued and unpaid dividends thereon.

                  3.4. Proxy. Each Stockholder hereby appoints NCCC in any Approved Sale as such Stockholder's true and lawful proxy and attorney, with full power of substitution, to vote all Securities owned by such Stockholder or over which such Stockholder has voting control to effectuate the agreements set forth in this Section 3, but only in the event of and to the extent necessary to remedy any breach by such Stockholder of its obligations under this Section 3. The proxies and powers granted by each Stockholder pursuant to this Section 3.4 are coupled with an interest and are given to secure the performance of such Stockholder's duties under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetency or disability of any Stockholder who is an individual and the merger, liquidation or dissolution of any Stockholder that is a corporation, partnership or other entity.

                  ss.4. BOARD OF DIRECTORS.

                  Each of the Stockholders agrees as follows:

                  4.1. Boards of Directors; Voting Agreements. (a) Subject to paragraph (b) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote, or cause to be voted, or cause such Stockholder's designees as directors to vote, all Securities owned by such Stockholder or over which such Stockholder has voting control so as to fix the number of directors of the Company at any number between three and fifteen (the "Maximum Number"), and to nominate and elect such directors of the Company as follows:

                           (i) A number of individuals equal to the Maximum
                  Number less two, designated by the Majority Investor Holders, all of whom shall be Investors, and one of whom will serve as the Chairman of the Board of the Company;

                           (ii) One individual designated by HI, so long as HI
                  or its Affiliates hold any Securities; and

                           (iii) One individual designated by NCCC, so long as
                  NCCC holds any Securities.

If the Majority Investor Holders choose not to designate a director or directors as provided in clause (i) above, the number of directors of the Company shall be reduced by the number of directors the Majority Investor Holders choose not to so designate until such time as the Majority Investor Holders exercise their rights as provided in clause (i) above at which time the number of directors of the Company shall be increased by the number of directors designated as provided in clause (i) above.

                  (b) If any vacancy shall occur in the Board of Directors of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who, pursuant to Sections 4.1(a)(i), (ii) and (iii) above, originally designated such vacating director. Each Person entitled to designate a director or a replacement for a director pursuant to this Section 4 shall also be entitled to designate the removal of such director with or without cause. Each Stockholder hereby agrees to vote or cause to be voted or cause such Stockholder's designees as directors to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control so as to comply with this Section 4.1(b).

                  4.2. PROXY. EACH STOCKHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 4, BUT ONLY IN THE EVENT OF AND TO THE EXTENT NECESSARY TO REMEDY ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

                  4.3. Action by Stockholders. Each Stockholder further agrees that such Stockholder will not vote any Securities owned by such Stockholder or over which such Stockholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this Section 4. Without limiting the generality of the foregoing, each Stockholder agrees not to (a) vote any Securities owned by such Stockholder or over which such Stockholder has voting control, or take any other action as a stockholder of the Company, to approve any corporate action or transaction by the Company not previously approved by the Board of Directors of the Company elected in accordance with this Section 4 and the By-laws of the Company or (b) commence or maintain any shareholder's derivative suit challenging any action or transaction approved by the Company's Board of Directors.

                  4.4. Expense Reimbursement. The Company hereby agrees to pay all reasonable expenses incurred by the directors designated pursuant to this
Section 4 or any representatives designated by NCCC or HI pursuant to Section
3.2 of the Warrant, in connection with their attendance at meetings of the Company's Board of Directors (including all travel and lodging expenses related thereto).

                  4.5 Board Meetings. The Company will hold at least four regular meetings of the Board of Directors during each calendar year at such times and places as shall be determined from time to time by the Board of Directors.

                  4.6 Confidentiality. Each Stockholder agrees to keep confidential any information relating to the Company or any of its Subsidiaries received by it pursuant to or in connection with this Agreement which is (a) trade information which the Stockholders reasonably expect that the Company would want to keep confidential,
(b) technical information with respect to the equipment or operations of the Company, (c) financial or environmental information, and (d) any written information that is clearly and conspicuously identified in writing by the Company as confidential; provided, however, that this Section 4.6 shall not be construed to prevent any Stockholder from disclosing such information (i) to any other Stockholder or any Stockholder's legal counsel, auditors, and accountants, or any Affiliate that shall agree to be bound by this obligation of confidentiality, (ii) upon the order of any court or administrative agency,
(iii) upon the request or demand or any regulatory agency or authority (whether or not such request or demand has the force of law), (iv) that has been publicly disclosed, other than from a breach of this provision by the Stockholder, (v) that has been obtained from any Person that is neither a party to this Agreement nor an Affiliate of any such party, (vi) in connection with the exercise of any right or remedy hereunder or under any other Transaction Documents (as defined in the purchase agreement), or (vii) to any stockholder or prospective stockholder of the Company that agrees to be bound by the obligation of confidentiality in this Agreement.

                  ss.5. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

                  The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of July 23, 1996, among the issuer of this certificate and certain stockholders. The Stockholder Agreement contains certain restrictive provisions relating to the voting (including the grant of an irrevocable proxy relative to voting matters) and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.

                  ss.6. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid. illegal or unenforceable provision had never been contained herein.

                  ss.7. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  ss.8. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective heirs, successors and assigns.

                  ss.9. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

                  ss.10. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

                  ss.11. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Stockholder, at the address listed for such Stockholder in the stock records of the Company and (b) if to the Company, to it at Microwave Components Enterprises, Inc., c/o Inmet Corporation, 300 Dino Drive, Ann Arbor, Michigan 48103 (313-426-5553; fax 313-426-5557). Any such notice shall be effective (i)
if delivered personally or by telecopier, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, three days after being mailed first class, certified mail, return receipt requested as described above. The Company agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

                  ss.12. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Majority Investor Holders, HI, NCCC and the holders of at least fifty-one percent (51%) of the total number of then outstanding shares of Common Stock constituting Securities then held by all Stockholders; provided, however, that no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of one particular Party (as hereinafter defined) to this Agreement in a manner different from the rights of the other Parties shall be effective against such adversely affected Party unless approved in writing by the holders of at least a majority of the outstanding shares of Common Stock constituting Securities then held by all members of such Party. As used in this Section 12, the term "Party" means any one of the following entities or groups: (a) the Company, (ii) the HI Stockholders, (iii) the NCCC Stockholders and (iv) the

Other Stockholders. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  ss.13. TERMINATION. This Agreement will terminate upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the completion of a Qualified Public Offering, (c) the sale of all or substantially all of the Company's assets or of a majority of the outstanding Common Stock to a third party (whether pursuant to a merger, consolidation or otherwise) in accordance with the terms hereof or (d) a DeMinimus Holding Event. As used in this Section 13, a "DeMinimus Holding Event" means that the aggregate sum of (i) the number of shares of any Common Stock owned by the HI Stockholders and the NCCC Stockholders, plus (ii) the number of shares of Common Stock issuable upon the exercise of any warrant or warrants owned by the HI Stockholders and the NCCC Stockholders, is less than one percent (1%) of the then issued and outstanding shares of Common Stock.

                  SS.14. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  ss.15. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  ss.16. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

                  ss. 17. WARRANT AGREEMENT. This Agreement, and HI's and NCCC's being a party to this Agreement, shall in no way be construed as a waiver of, or an amendment, supplement or other modification of, any provision of any of the Financing Documents (as defined in the Purchase Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Agreement on the day and year first above written.

                                        MICROWAVE COMPONENT ENTERPRISES, INC.


                                        By:  /s/ John L. Smucker
                                           ----------------------------------
                                             JOHN L. SMUCKER

                                        Title:
                                              -------------------------------


                                        By:  /s/ Ronald D. Brooks
                                           ----------------------------------
                                             RONALD D. BROOKS


                                        By:  /s/ Kurt W. Brown
                                           ----------------------------------
                                             KURT W. BROWN


                                        By:  /s/ John K. Cannon
                                           ---------------------------------
                                             JOHN K. CANNON


                                        By:  /s/ Andrew Catalano
                                           ---------------------------------
                                             ANDREW CATALANO (individually and
                                             for his IRA)


                                        By:  /s/ James S. Chapman
                                           ---------------------------------
                                             JAMES S. CHAPMAN


                                        By:  /s/ Jimmy F. Dholoo
                                           ---------------------------------
                                             JIMMY S. DHOLOO


                                        By:  /s/ Michael J. Endres
                                           ---------------------------------
                                             MICHAEL J. ENDRES


                                        By:  /s/ David Freeman
                                           ---------------------------------
                                            DAVID FREEMAN


                                        By:  /s/ George Haddad
                                           ---------------------------------
                                             GEORGE HADDAD


                                        By:  /s/ Hector J. Hoffmaister
                                           ---------------------------------
                                             HECTOR J. HOFFMAISTER

                                       /s/ Henry F. Jacques
                                       -----------------------------
                                       HENRY F. JACQUES


                                       /s/ William Knill
                                       -----------------------------
                                       WILLIAM KNILL


                                       /s/ Frank W. MacLean
                                       -----------------------------
                                       FRANK W. MACLEAN


                                       /s/ Edward J. McCabe
                                       -----------------------------
                                       EDWARD J. MCCABE


                                       /s/ David R. Meuse
                                       -----------------------------
                                       DAVID R. MEUSE


                                       /s/ Geoffrey D. Smith
                                       -----------------------------
                                       GEOFFREY D. SMITH


                                       /s/ John L. Smucker
                                       -----------------------------
                                       JOHN L. SMUCKER


                                       /s/ Timothy E. Solomon
                                       -----------------------------
                                       TIMOTHY E. SOLOMON


                                       /s/ Colleen M. Spencer
                                       -----------------------------
                                       COLLEEN M. SPENCER


                                       /s/ Gerard H. Spencer
                                       -----------------------------
                                       GERARD H. SPENCER


                                       /s/ Robert L. Stephens
                                       -----------------------------
                                       ROBERT L. STEPHENS


                                       /s/ Steven J. Volker
                                       -----------------------------
                                       STEVEN J. VOLKER


                                       /s/ James H. Wolfe
                                       -----------------------------
                                       JAMES H. WOLFE

                                   /s/ Rickey J. Wyatt
                                   ------------------------------
                                   RICKEY J. WYATT


                                   /s/ Al Bauer
                                   ------------------------------
                                   AL BAUER


                                   /s/ Tom Braviak
                                   ------------------------------
                                   TOM BRAVIAK


                                   /s/ Robert Hartwig
                                   ------------------------------
                                   ROBERT HARTWIG


                                   /s/ Ray Kaminsky
                                   ------------------------------
                                   RAY KAMINSKY


                                   /s/ Mike Masterson
                                   ------------------------------
                                   MIKE MASTERSON


                                   /s/ Jim Pelrin
                                   ------------------------------
                                   JIM PELRIN


                                   /s/ Joel Rosenstein
                                   ------------------------------
                                   JOEL ROSENSTEIN


                                   /s/ Carl Schraufnagl
                                   ------------------------------
                                   CARL SCHRAUFNAGL


                                   /s/ Larry Silverman
                                   ------------------------------
                                   LARRY SILVERMAN


                                   /s/ Micheal Snyder
                                   ------------------------------
                                   MICHEAL SNYDER

                              HANIFEN IMHOFF MEZZANINE FUND, L.P.

                              By:     HANIFEN IMHOFF CAPITAL PARTNERS
                                      LLP, its General Partner


                              By:     /s/ Edward C. Brown
                                      ------------------------
                              Title:      MANAGING PARTNER


                              NATIONAL CITY CAPITAL CORPORATION


                              By:     /s/ Richard J. Martinko
                                      ------------------------
                              Title:      MANAGING DIRECTOR

                                                                      SCHEDULE 1
                                                                  TO STOCKHOLDER
                                                                       AGREEMENT



                             Instrument of Accession


                  The undersigned,                       , in order to become
the owner or holder of            shares of Common Stock, without par value per
share (the "Shares"), of Microwave Component Enterprises, Inc., a Michigan corporation, hereby agrees to become a [HI] [NCCC] [Other] Stockholder party to that certain Stockholder Agreement, dated as of July 23, 1996 (the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

                  Executed as of the date set forth below under the laws of the State of Ohio.



                                    Signature:
                                              ------------------------------
                                    Address:
                                            --------------------------------
                                    ----------------------------------------
                                    ----------------------------------------

                                    Date:
                                         -----------------------------------


Accepted:

MICROWAVE COMPONENT ENTERPRISES, INC.


By:
   -------------------------------

Date:
     ---------------------------

                                 FIRST AMENDMENT
                                       TO
                              STOCKHOLDER AGREEMENT



     THIS FIRST AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of June 30, 1998, is among (i) MCE COMPANIES, INC., a Michigan corporation f/k/a Microwave Components Enterprises, Inc. (the "Company"), (ii) HANIFEN IMHOFF MEZZANINE FUND, L.P. ("Hanifen"), (iii) NATIONAL CITY CAPITAL CORPORATION ("NCCC"; together with Hanifen, the "Purchasers", and each individually a "Purchaser"), and (iv) the Other Stockholders listed on the signature pages hereof who, in the aggregate, hold in excess of fifty-one percent (51%) of the total issued and outstanding shares of Common Stock of the Company.

                                    Recitals

     A. The Company, the Other Stockholders and the Purchasers entered into a Stockholder Agreement dated as of July 23, 1996, as amended, modified or supplemented from time to time (collectively, the "Stockholder Agreement"); and

     B. The parties desire to amend the Stockholder Agreement as set forth herein;

                                   Agreements

     NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.   Effect of Amendment; Definitions.

     The Stockholder Agreement shall be and hereby is amended as provided in
Section 2 hereof. Except as expressly amended in Section 2 hereof, the Stockholder Agreement shall continue in full force and effect in accordance with its respective provisions on the date hereof. As used in the Stockholder Agreement, the terms "this Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Stockholder Agreement as amended and modified by this Amendment. Capitalized terms that are not otherwise defined herein, have the meanings ascribed to such terms in the Stockholder Agreement.

2.   Amendments.

     (a)  December 1997 -- Issuances to Certain New Employees.

          (i) Background. Effective December 31, 1997, the Company issued an aggregate of 334 shares of Common Stock, at a purchase price of $307.30 per share, to the following individuals:

                 Investor                                    Shares
                 --------                                    ------
                 Matthew G. Martin *                             244
                 Shane L. Conley **                               48
                 Joseph P. Lowrey ***                             32
                 Greg Szymanski ***                               10
                                                               -----
                          Total                                  334
                                                               =====
                 ----------
                 *        Employee of the Company.
                 **       Employee of Inmet.
                 ***      Employee of KDI.

In connection therewith, the Company and each of the foregoing shareholders have entered into an Instrument of Accession relative to the Stockholder Agreement, copies of which are attached hereto as Exhibit A. In addition, the Company and such shareholders entered into the following Shareholders' Agreements, each of which are substantially in the form of the Other Stockholder Agreements (as defined in the Stockholder Agreement), copies of which are attached hereto as Exhibit B (collectively, the "December 1997 Other Stockholder Agreements"): (A) Shareholders' Agreement, dated April 7, 1998 to be effective as of December 31, 1997, between the Company and Mr. Martin; (B) Shareholders' Agreement, dated April 3, 1998 to be effective as of December 31, 1997, between the Company and Mr. Conley; and (C) Shareholders' Agreement, dated April 3, 1998 to be effective as of December 31, 1997, among the Company and Messrs. Lowrey and Szymanski.

          (ii) Consent and Amendment. For purposes of the Stockholder Agreement and the HI Warrants and the NCCC Warrants (collectively, the "Warrants"), the Purchasers, the Company and the Other Stockholders hereby consent and agree as follows: (A) the purchase price of $307.30 per share is not less than the then Fair Market Value (as defined in the Warrants); and (B) the December 1997 Other Stockholder Agreements shall be deemed to be part of the "Other Stockholder Agreements" (as defined in the Stockholder Agreement) and Messrs. Martin, Conley, Lowrey and Szymanski shall be deemed to be part of the "Other Stockholders" (as defined in the Stockholder Agreement).

     (b)  Transfers by Other Stockholders.

          (i) Background. Certain of the Other Stockholders have made or propose to make certain transfers, by gift, of their shares of Common Stock in a manner permitted by and in accordance with the Other Stockholder Agreements, as more fully set forth below:

     Completed Transfers

     * Ronald D. Brooks transferred 1,600 shares to Amy L. Brooks, 1,600 shares to Stacey M. Brooks, 1,600 shares to Andrew J. Brooks, and 500 shares to Jon C. Brooks.

     * Andrew Catalano proposes transferring 300 shares to the Catalano Investment Company, LLC.

     *    Michael J. Endres transferred 10,000 shares to E 5 Limited
          Partnership.

     * Henry F. Jacques proposes transferring 3,474 shares to the Jacques Investment Company, LLC.

     * David R. Meuse transferred 33,398 shares to Timbertop Investments II, Limited Partnership.

     * John L. Smucker transferred 5,000 shares to the Smucker Family Ventures, L.L.C.

     * Colleen M. Spencer transferred 4,925 shares to the Colleen M. Spencer Living Trust, dated October 6, 1993, as amended.

     * Gerard H. Spencer transferred (i) 300 shares to the John J. Keane Education Trust, dated April 3, 1998, (ii) 1,400 shares to the Gerard
          H. and Colleen M. Spencer Family, L.L.C., and (iii) 2,350 shares to the Gerard H. Spencer Living Trust, dated January 28, 1988, as amended.

     Proposed Transfers

     * Timothy E. Solomon proposes transferring all or a portion of his 5,525 shares to the Solomon Investment Company, LLC.

In connection therewith, the Company and each of the foregoing transferees have entered or will enter into an Instrument of Accession relative to the Stockholder Agreement in substantially the form of Exhibit C attached hereto. In addition, the Company and such transferees have entered or will enter into an Instrument of Accession relative to the Other Stockholder Agreements which previously governed the shares held by the transferor in substantially the form of Exhibit D attached hereto.

          (ii) Consent and Amendment. For purposes of clarifying Section 2.1(b) of the Stockholder Agreement, the Purchasers, the Company and the Other Stockholders hereby consent and agree that any transfers, by gift, effected by the Other Stockholders of their shares of Common Stock in a manner permitted by and in accordance with the Other Stockholder Agreements, whether effected prior to or after the date hereof (including, without limitation, those transfers described above in subsection (i)), shall not provide the Purchasers with the right to purchase any of such shares so transferred under the Stockholder Agreement.

     (c)  Issuances pursuant to Metelics Merger.

          (i) Background. The Company entered into an Agreement and Plan of Merger, dated March 16, 1998, with Metelics Corporation, a California corporation ("Metelics"), and MCE Acquisition No. 1, Inc., a Michigan corporation and a wholly-owned subsidiary of the Company ("Newco"), pursuant to which, effective March 16, 1998, Newco merged with and into Metelics with Metelics becoming the surviving corporation and a wholly-owned subsidiary of the Company (the "Metelics Merger") and all of the outstanding shares of capital stock of

Metelics held by the then shareholders of Metelics (the "Metelics Shareholders") was converted into the right to receive aggregate merger consideration equal to
(A) an aggregate of $20,900,000 in cash, subject to certain working capital adjustments (the Company and the Metelics Shareholders have agreed that the final working capital adjustment totaled $311,688, which amount has been paid to the Metelics Shareholders), and (B) an aggregate of 16,364 shares of the Common Stock, subject to certain upward adjustments (although, as of the date hereof, the Company and the Metelics Shareholders have agreed that there will not be any upward adjustments). In connection therewith, the Company and each of the Metelics Shareholders have entered into an Instrument of Accession relative to Stockholder Agreement, copies of which are attached hereto as Exhibit E. In addition, the Company and each of the Metelics Shareholders entered into a Shareholders' Agreements, substantially in the form of the Other Stockholder Agreements (as defined in the Stockholder Agreement), a copy of which is attached hereto as Exhibit F (collectively, the "Metelics Other Stockholder Agreement").

          (ii) Consent and Amendment. For purposes of the Stockholder Agreement, the Warrants and the Stockholder Agreement, the Purchasers, the Company and the Other Stockholders hereby consent and agree as follows: (A) the issuance of the shares of Common Stock pursuant to the Merger, which is estimated as of the date hereof to be valued at $416.27 per share, was effected at a price per share that is not less than the then Fair Market Value (as defined in the Warrants); and
(B) the Metelics Other Stockholder Agreement shall be deemed to be part of the Other Stockholder Agreements (as defined in the Stockholder Agreement) and the Metelics Shareholders shall be deemed to be part of the Other Stockholders (as defined in the Stockholder Agreement).

3.   Representations and Warranties of the Company.

     (a) The Company hereby represents and warrants that all representations and warranties set forth in the Financing Documents, as the same may be amended hereby, to which it is a party are true and correct in all material respects, and that this Amendment has been executed and delivered by its duly authorized officer and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

     (b) The Company hereby represents and warrants that the execution, delivery and performance by it of this Amendment and its performance of the Financing Documents, as the same may be amended hereby, to which it is a party
(i) have been duly authorized by all necessary corporate action, (ii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or bylaws of the Company, or of any judgment, injunction, order or decree or of any material agreement or other material instrument binding upon the Company, and (iii) do not result in the creation or imposition of any Lien (other than the Permitted Liens) on any asset of the Company.

4.   Representations and Warranties of the Purchasers.

     Each of the Purchasers hereby severally, and not jointly, represents and warrants with respect to itself that all representations and warranties set forth in the Financing Documents, as the same may be amended hereby, to which it is a party are true and correct in all material respects, and that this Amendment has been executed and delivered by its duly authorized officer and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

5.   Counterparts.

     This Amendment may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

6.   Miscellaneous.

     (a) This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

     (b) This Amendment shall become effective upon the execution and delivery hereof by NCCC, Hanifen, the Company and that number of the Other Stockholders holding, in the aggregate, at least fifty-one percent (51%) of the total number of issued and outstanding shares of Common Stock.

     (c) Except as expressly set forth in this Amendment, (i) the execution, delivery and performance by NCCC and Hanifen of this Amendment shall not constitute or be deemed to be or construed as a waiver of any right, power or remedy, or a waiver of any provision of the Stockholder Agreement or any other Financing Document, or a waiver of any Default or any Event of Default, and (ii) nothing herein shall be deemed to entitle the Company to a future consent to, or a future waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Stockholder Agreement or any other Financing Document in similar or different circumstances. This Amendment is subject to the provisions of Section 13.05 of the Purchase Agreement.

     (d) Pursuant to Section 13.13 of the Purchase Agreement, the Company agrees to pay on demand all reasonable expenses of the Purchasers (including reasonable fees, charges and disbursements of counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                         MCE COMPANIES, INC.

                                         By: /s/ John L. Smucker
                                            --------------------
                                            John L. Smucker, President

                                         NATIONAL CITY CAPITAL CORPORATION

                                         By: /s/ Richard J. Martinko
                                             -----------------------
                                             Its: Managing Director

                                         HANIFEN IMHOFF MEZZANINE FUND, L.P.

                                         By: Hanifen Imhoff Capital Partners LLP
                                             Its: General Partner

                                         By: /s/ Edward C. Brown
                                             -------------------
                                             Its: Managing Partner
                                                  ----------------
                                         OTHER STOCKHOLDERS:

                                         /s/ Ronald D. Brooks
                                         --------------------
                                         RONALD D. BROOKS, 28,298 shares

                                         /s/ James S. Chapman
                                         --------------------
                                         JAMES S. CHAPMAN, 14,388 shares

                              /s/ Michael J. Endres
                              --------------------------------------------------
                              MICHAEL J. ENDRES, individually (23,398 shares)
                                and on behalf of E5 Limited Partnership
                                (10,000 shares)



                              /s/ Francis S. Kwan
                              --------------------------------------------------
                              FRANCIS S. KWAN, 3,051.2 shares




                              /s/ David R. Meuse
                              --------------------------------------------------
                              DAVID R. MEUSE, individually and on behalf of
                                Timbertop Investment II, Limited Partnership
                                (33,398 shares)



                              /s/ John L. Smucker
                              --------------------------------------------------
                              JOHN L. SMUCKER, individually (28,398 shares)
                                and on behalf of Smucker Family Ventures, LLC (5,000 shares)



                              /s/ Michael D. Snyder
                              --------------------------------------------------
                              MICHAEL D. SNYDER, 254 shares



                              /s/ Timothy E. Solomon
                              --------------------------------------------------
                              TIMOTHY E. SOLOMON, individually (    shares)
                                and on behalf of Solomon Investment Company, LLC
                                (     shares)



                              /s/ Robert L. Stephens
                              --------------------------------------------------
                              ROBERT L. STEPHENS, 2,000 shares

                                SECOND AMENDMENT
                                       TO
                              STOCKHOLDER AGREEMENT



         THIS SECOND AMENDMENT TO STOCKHOLDER AGREEMENT, dated as of July 28, 1999, is among (i) MCE COMPANIES, INC., a Michigan corporation f/k/a Microwave Components Enterprises, Inc. (the "Company"), (ii) HANIFEN IMHOFF MEZZANINE FUND, L.P. ("Hanifen"), (iii) NATIONAL CITY CAPITAL CORPORATION ("NCCC"), (iv) GREAT LAKES CAPITAL INVESTMENTS I, LLC ("GLCI"), (v) ROCKY MOUNTAIN MEZZANINE FUND II, L.P. ("Rocky Mountain"; together with Hanifen, NCCC and GLCI, the "Purchasers", and each individually a "Purchaser"), and (iv) the Other Stockholders listed on the signature pages hereof who, in the aggregate, hold in excess of fifty-one percent (51%) of the total issued and outstanding shares of Common Stock of the Company.

                                    Recitals

         A. The Company, the Other Stockholders, Hanifen and NCCC entered into a Stockholder Agreement dated as of July 23, 1996, as amended, modified or supplemented from time to time (collectively, the "Stockholder Agreement"); and

         B. The parties desire to amend the Stockholder Agreement as set forth herein;

                                   Agreements

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter set forth, the parties hereto agree as follows:

1.       Effect of Amendment; Definitions.

         The Stockholder Agreement shall be and hereby is amended as provided in
Section 2 hereof. Except as expressly amended in Section 2 hereof, the Stockholder Agreement shall continue in full force and effect in accordance with its respective provisions on the date hereof. As used in the Stockholder Agreement, the terms "this Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Stockholder Agreement as amended and modified by this Amendment. Capitalized terms that are not otherwise defined herein, have the meanings ascribed to such terms in the Stockholder Agreement.

2.       Amendments.

         (a)      Section 1 of the Stockholder Agreement is hereby amended by:

                  (i) inserting in alphabetical order the following definitions:

                  1996 Purchase Agreement. 1996 Purchase Agreement shall mean the Note, Warrant and Preferred Stock Purchase Agreement dated as of July 23, 1996 among the Company, HI and NCCC, as amended and in effect from time to time.

                  1999 Purchase Agreement. 1999 Purchase Agreement shall mean the Senior Subordinated Note and Warrant Purchase Agreement dated as of the date hereof among the Company, RMMF, NCCC and GLCI, as amended and in effect from time to time.

                  RMMF. RMMF shall mean Rocky Mountain Mezzanine Fund II, L.P., a Colorado limited partnership.

                  GLCI. GLCI shall mean Great Lakes Capital Investments I, LLC, a Delaware limited liability company.

                  (ii) deleting the existing definitions of the following terms and inserting in lieu thereof the following definitions.

                  HI Securities. HI Securities shall mean (a) the HI Warrants,
(b) the HI Warrant Shares, (c) all other shares of the Company's capital stock purchased by or issued from time to time to HI or RMMF, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares and
(e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. HI Securities will continue to be HI Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of HI Securities hereunder, provided that shares of HI Securities will cease to be HI Securities when transferred (i) to the Company or
(ii) pursuant to a Public Sale.

                  HI Stockholders. HI Stockholders shall mean HI and RMMF for so long as such Person holds HI Securities and any other Person to whom HI Securities are transferred in accordance with Section 2 for so long as such Person holds any HI Securities.

                  HI Warrants. HI Warrants shall mean, collectively, (a) the warrant of the Company for the purchase of 10,340.28 shares of Common Stock, subject to adjustment as provided therein, issued to HI pursuant to the 1996 Purchase Agreement, and any warrants issued upon transfer, exchange or replacement thereof and (b) the warrant of the Company for the purchase of 4,726.80 shares of Common Stock, subject to adjustment as provided therein, issued to RMMF pursuant to the 1999 Purchase Agreement, and any warrants issued upon transfer, exchange or replacement thereof.

                  NCCC Securities. NCCC Securities shall mean (a) the NCCC Warrants, (b) the NCCC Warrant Shares, (c) all other shares of the Company's capital stock purchased by or issued from time to time to NCCC or GLCI, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. NCCC Securities will continue to be NCCC Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of NCCC Securities hereunder, provided that shares of NCCC Securities will cease to be NCCC Securities when transferred (i) to the Company or (ii) pursuant to a Public Sale.

                  NCCC Stockholders. NCCC Stockholders shall mean NCCC and GLCI for so long as such Person holds NCCC Securities and any other Person to whom NCCC Securities are transferred for so long as such Person holds any NCCC Securities.

                  NCCC Warrants. NCCC Warrants shall mean, collectively, (a) the warrant of the Company for the purchase of 18,382.72 shares of Common Stock, subject to adjustment as provided therein, issued to NCCC pursuant to the 1996 Purchase Agreement as in effect on the date hereof and any warrants issued upon transfer, exchange or replacement thereof and (b) the warrants of the Company for the purchase of 7,142.72 shares and 1,260.48 shares of Common Stock, subject to adjustment as provided therein, issued to NCCC and GLCI, respectively, pursuant to the 1999 Purchase Agreement as in effect on the date hereof and any warrants issued upon transfer, exchange or replacement thereof.

                  Purchase Agreement. Purchase Agreement shall mean, collectively, the 1996 Purchase Agreement and the 1999 Purchase Agreement.

         (b) Section 4.1(a)(iii) of the Stockholder Agreement is hereby amended by deleting that clause in its entirety and substituting in lieu thereof the following:

                  (iii) One individual designated by NCCC, so long as NCCC or its Affiliates holds any Securities.

         (c) Section 5 of the Stockholder Agreement is hereby amended by deleting that section in its entirety and substituting in lieu thereof the following:

                  ss.5. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities issued after the date hereof will have imprinted on them the following legend:

                  The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of July 23, 1996, among the issuer of this certificate and certain stockholders, as amended, modified or supplemented from time to time. The Stockholder Agreement contains certain restrictive provisions relating to the voting (including the grant of an irrevocable proxy relative to voting matters) and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.


         (d) Section 11(b) of the Stockholder Agreement is hereby amended by deleting that clause in its entirety and substituting in lieu thereof "(b) if to the Company, to it at MCE Companies, Inc., 310 Depot Street, Ann Arbor, Michigan 48104; Telecopier No.: (734) 761-1727."

3.       Representations and Warranties of the Company.

         (a) The Company hereby represents and warrants that all representations and warranties set forth in the Purchase Agreement to which it is a party are true and correct in all material respects, and that this Amendment has been executed and delivered by its duly authorized officer and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

         (b) The Company hereby represents and warrants that the execution, delivery and performance by it of this Amendment and its performance of the Purchase Agreement, as the same may be amended hereby, to which it is a party
(i) have been duly authorized by all necessary corporate action, (ii) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or bylaws of the Company, or of any judgment, injunction, order or decree or of any material agreement or other material instrument binding upon the Company, and (iii) do not result in the creation or imposition of any Lien on any asset of the Company.

4.       Representations and Warranties of the Purchasers.

         Each of the Purchasers hereby severally, and not jointly, represents and warrants with respect to itself that all representations and warranties set forth in the Purchase Agreement, as the same may be amended hereby, to which it is a party are true and correct in all material respects, and that this Amendment has been executed and delivered by its duly authorized officer and constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

5.       Counterparts.

         This Amendment may be executed in any number of counterparts, each of which shall be treated as an original but all of which, collectively, shall constitute a single instrument.

6.       Miscellaneous.

         (a) This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio, without reference to principles of conflict of laws.

         (b) This Amendment shall become effective upon the execution and delivery hereof by NCCC, Hanifen, RMMF, GLCI, the Company and that number of the Other Stockholders holding, in the aggregate, at least fifty-one percent (51%) of the total number of issued and outstanding shares of Common Stock.

         (c) Except as expressly set forth in this Amendment, (i) the execution, delivery and performance by NCCC, GLCI, RMMF and Hanifen of this Amendment shall not constitute or be deemed to be or construed as a waiver of any right, power or remedy, or a waiver of any provision of the Stockholder Agreement or the Purchase Agreement, or a waiver of any Potential Default or any Event of Default, and (ii) nothing herein shall be deemed to entitle the Company to a future consent to, or a future waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Stockholder Agreement or either Purchase Agreement in similar or different circumstances. This Amendment is subject to the provisions of Section
13.05 of the Purchase Agreement.

         (d) Pursuant to Section 13.13 of the Purchase Agreement, the Company agrees to pay on demand all reasonable expenses of the Purchasers (including reasonable fees, charges and disbursements of counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment.



                            [SIGNATURES ON NEXT PAGE]


IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.


                             MCE COMPANIES, INC.

                             By: /s/ John L. Smucker
                                 ---------------------------------
                                   John L. Smucker, President


                             NATIONAL CITY CAPITAL CORPORATION

                             By: /s/ Todd S. McCuaig
                                 ----------------------------------
                                   Todd S. McCuaig, Managing Director

                             HANIFEN IMHOFF MEZZANINE FUND, L.P.

                             By:  Hanifen Imhoff Capital Partners LLP
                                     Its:  General Partner

                                      By: /s/ Edward C. Brown
                                          --------------------------
                                            Edward C. Brown, General Partner


                             GREAT LAKES CAPITAL
                             INVESTMENTS I, LLC

                             By:/s/ Todd S. McCuaig
                                -------------------------------------
                                  Todd S. McCuaig, Member


                             ROCKY MOUNTAIN MEZZANINE
                             FUND II, L.P.
                             By: Rocky Mountain Capital Partners
                                    LLP, its General Partner

                                      By: /s/ Stephen N. Sangalis
                                          -----------------------------
                                            Stephen N. Sangalis, General Partner

                             OTHER STOCKHOLDERS:


                             /s/ Ronald D. Brooks
                             --------------------------------------------------
                             RONALD D. BROOKS, 28,298 shares


                             /s/ James S. Chapman
                             --------------------------------------------------
                             JAMES S. CHAPMAN, 14,388 shares


                             /s/ Michael J. Endres
                             --------------------------------------------------
                             MICHAEL J. ENDRES, individually (23,398 shares)
                                and on behalf of E5 Limited Partnership
                                (10,000 shares)


                             /s/ Francis S. Kwan
                             --------------------------------------------------
                             FRANCIS S. KWAN, 3,051.2 shares


                             /s/ David R. Meuse
                             --------------------------------------------------
                             DAVID R. MEUSE, individually and on behalf of
                                Timbertop Investments II, Limited Partnership (33,398 shares)


                             /s/ John L. Smucker
                             --------------------------------------------------
                             JOHN L. SMUCKER, individually (28,398 shares)
                                and on behalf of Smucker Family Ventures, LLC (5,000 shares)


                             /s/ Michael D. Snyder
                             --------------------------------------------------
                             MICHAEL D. SNYDER, 254 shares


                             /s/ Timothy E. Solomon
                             --------------------------------------------------
                             TIMOTHY E. SOLOMON, individually (___ shares)
                             and on behalf of Solomon Investment Company,
                             LLC  (_____ shares)


                             /s/ Robert L. Stephens
                             --------------------------------------------------
                             ROBERT L. STEPHENS, 2,000 shares